UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) July 2, 2012

TELLABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center 1415 W. Diehl Road Naperville, Illinois		60563
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 798-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01 Other Events

On July 2, 2012, the Chairman of Tellabs, Inc.’s Board of Directors, Mike Birck issued the statement attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Letter from Chairman Mike Birck, dated July 2, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELLABS, INC.
(Registrant)

/s/ James M. Sheehan
James M. Sheehan Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

July 2, 2012
(Date)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from Chairman Mike Birck, dated July 2, 2012